Exhibit 99.2

STATE OF ILLINOIS

IN THE CIRCUIT COURT OF THE THIRD JUDICIAL CIRCUIT

MADISON COUNTY

BERT VANDERMAR,	)
)
Plaintiff,	)
)
v.	)	No. 03-L-1014
)
A. W. CHESTERTON, INC.,	)
et al.,	)
)
Defendants.	)

DEFENDANT:	WESTERN FELT WORKS, c/o Acadia, 38701 Seven Mile Road, Suite 475, Livonia, Michigan 48152

You are hereby summoned and required to file an answer in this case, or otherwise file your appearance, in the office of the clerk of this court, within 30 days after service of this summons, exclusive of the day of service. If you fail to do so, a judgment or decree by default may be taken against you for the relief prayed in the complaint.

This summons must be returned by the officer or other person to whom it was given for service, with endorsement thereon of service and fees, if any, immediately after service. If service cannot be made, this summons shall be returned so endorsed.

This summons may not be served later than 30 days after its date.

WITNESS: MATT MELUCCI, the Clerk of the Circuit Court and the seal thereof at Edwardsville, Illinois, this 14 day of august, 2003.

MATT MELUCCI

(Clerk of the Circuit Court)

BY:

(Deputy Clerk)

(Plaintiff’s attorney or plaintiff if he is not represented by an attorney)

GOLDENBERG, MILLER, HELLER & ANTOGNOLI, P.C.

Attorneys for Plaintiff

2227 South State Route 157, P.O. Box 959

Edwardsville, IL 62025

(618) 656-5150

Date of Service:                     , 20

(To be inserted by officer on the copy left with the defendant or other person)

IN THE CIRCUIT COURT

THIRD JUDICIAL CIRCUIT

MADISON COUNTY, ILLINOIS

BERT VANDERMAR,	)
)
Plaintiff,	)
)
- vs. -)		NO. 03-L-1014
)
A. W. CHESTERTON, INC.,	)
ASARCO INC.,	)
AVENTIS CROPSCIENCE USA, INC.,	)
f/k/a RHONE POULENE, INC.,	)
BMI REFRACTORY SERVICES, INC.,	)
BONDEX INTERNATIONAL, INC.,	)
BRAUER SUPPLY COMPANY,	)
CSR, LTD.,	)
CARBOLINE COMPANY,	)
CATERPILLAR, INC.,	)
CERTAIN-TEED CORPORATION,	)
CHICAGO BRIDGE & IRON COMPANY,	)
CONGOLEUM CORPORATION,	)
CORRIGAN COMPANY MECHANICAL CONTRACTORS,	)
JOHN CRANE, INC.,	)
CROWN CORK & SEAL COMPANY, INC.,	)
DAP, INC.,	)
DURABLA MANUFACTURING COMPANY,	)
THE FLINTKOTE COMPANY,	)
FOSTER WHEELER ENERGY CORP.,	)
GARLOCK, INC.,	)
GENERAL ELECTRIC COMPANY,	)
GENERAL GASKET CORPORATION,	)
GENERAL REFRACTORIES COMPANY,	)
GEORGIA PACIFIC CORP.,	)
GOODYEAR TIRE & RUBBER COMPANY,	)
HARCROS CHEMICALS, INC., as	)
successor-in-interest to	)
THOMPSON HAYWARD CHEMICAL CO.,	)
HONEYWELL INTERNATIONAL, INC.,	)
HONEYWELL INTERNATIONAL, INC.,	)
as successor-in-interest to ALLIED - CHEMICAL,	)
INDUSTRIAL HOLDINGS CORPORATION,	)
f/k/a CARBORUNDUM COMPANY,	)
INGERSOLL - RAND COMPANY,	)
KAISER - GYPSUM COMPANY, INC.,	)
KENTILE FLOORS INC.,	)
LEAR SIEGLER DIVERSIFIED HOLDING, INC.,	)
3M COMPANY,	)
MOBIL OIL CORPORATION,	)
NOOTER CORPORATION,	)
NORTON ABRASIVES CONSTRUCTION PRODUCTS,	)

OWENS - ILLINOIS, INC.,	)
PFIZER, INC.,	)
PREMCOR, INC.,	)
QUIGLEY COMPANY,	)
RAPID AMERICAN CORPORATION as	)
Successor-in-interest to PHILIP	)
CAREY CORPORATION,	)
REPUBLIC POWDERED METALS, INC.,	)
RILEY STOKER CORPORATION,	)
THE SAGER CORPORATION,	)
SAINT-GOBAIN CERAMICS & PLASTICS, INC.,	)
SARGENT & LUNDY, LLC.,	)
SEPCO,	)
SIDENER SUPPLY COMPANY,	)
SPRINKMANN INSULATION, INC.,	)
SPRINKMANN SONS CORPORATION,	)
SPRINKMANN SONS CORP. OF ILLINOIS,	)
T.H. AGRICULTURE & NUTRITION,	)
UNION CARBIDE CHEMICALS AND	)
PLASTICS CO., INC.,	)
UNIROYAL, INC.,	)
VIACOM, INC. successor-by-merger	)
to CBS CORPORATION, f/k/a	)
WESTINGHOUSE ELECTRIC CORP.,	)
WASTE MANAGEMENT INC., as	)
successor-in-interest to	)
BRAND INSULATION,	)
WESTERN ACADIA,	)
WESTERN FELT WORKS,	)
YOUNG INSULATION GROUP OF ST. LOUIS,	)
and	)
METROPOLITAN LIFE INSURANCE COMPANY,	)
Defendants.	)

COMPLAINT

COUNT I

(NEGLIGENCE COUNT

AS TO MANUFACTURERS OF ASBESTOS PRODUCTS)

Comes now the Plaintiff, BERT VANDERMAR, by his attorneys, Goldenberg, Miller, Heller & Antognoli, P.C., and for his cause of action against the Defendants, states:

1. The Plaintiff was employed from 1946 to 1986 at various locations in the State of Illinois.

2. During the course of his employment at the locations mentioned above, the Plaintiff was exposed to and inhaled, ingested or otherwise absorbed large amounts of asbestos fibers emanating from certain products he was working with and around which were manufactured, sold, distributed or installed by the Defendants: A.W. CHESTERTON, INC., ASARCO, INC., AVENTIS CROPSCIENCE USA, INC. f/k/a RHONE POULENE, INC., BMI REFRACTORY SERVICES, INC., BONDEX INTERNATIONAL, INC., BRAUER SUPPLY COMPANY, CSR. INC., CARBOLINE COMPANY, CATERPILLAR, INC., CERTAIN-TEED CORPORATION, CHICAGO BRIDGE & IRON COMPANY, CONGOLEUM CORPORATION, CORRIGAN COMPANY MECHANICAL CONTRACTORS, INC., JOHN CRANE, INC., CROWN, CORK & SEAL COMPANY, INC., DAP, INC., DURABLA MANUFACTURING COMPANY, THE FLINTKOTE CORPORATION, FOSTER WHEELER ENERGY CORPORATION, GARLOCK, INC., GENERAL ELECTRIC COMPANY, GENERAL GASKET CORPORATION, GENERAL REFRACTORIES COMPANY, GEORGIA-PACIFIC CORPORATION, GOODYEAR TIRE & RUBBER COMPANY, HARCROS CHEMICALS, INC., as successor-in-interest to THOMPSON HAYWARD CHEMICAL CO., HONEYWELL INTERNATIONAL, INC., HONEYWELL INTERNATIONAL, INC., as successor-in-interest to ALLIED-CHEMICAL, INDUSTRIAL HOLDING CORPORATION f/k/a/ CARBORUNDUM COMPANY, INGERSOLL-RAND, COMPANY, KAISER-GYPSUM COMPANY, INC., KENTILE FLOORS, INC., LEAR SIEGLER DIVERSIFIED HOLDING, INC., 3M COMPANY, MOBIL OIL CORPORATION, NOOTER CORPORATION, NORTON ABRASIVES CONSTRUCTION PRODUCTS, OWENS-ILLINOIS, INC., PFIZER, INC., PREMCOR, INC., QUIGLEY COMPANY, RAPID AMERICAN CORPORATION as successor-in-interest to PHILIP CAREY CORPORATION, REPUBLIC POWDERED METALS, INC., RILEY STOKER CORPORATION, THE SAGER CORPORATION, SAINT-GOBAIN CERAMICS & PLASTICS, INC., SARGENT & LUNDY, LLC., SEPCO, SIDENER SUPPLY COMPANY, SPRINKMANN INSULATION, INC., SPRINKMANN SONS CORPORATION, SPRINKMANN SONS CORPORATION OF

ILLINOIS, T. H. AGRICULTURE & NUTRITION, UNION CARBIDE CHEMICALS AND PLASTICS CO., INC., UNIROYAL, INC., VIACOM, INC. successor-by-merger to CBS CORPORATION, f/k/a WESTINGHOUSE ELECTRIC CORPORATION, WASTE MANAGEMENT INC., as Successor-in-interest to BRAND INSULATION, WESTERN ACADIA, WESTERN FELT WORKS, YOUNG INSULATION GROUP OF ST. LOUIS, and METROPOLITAN LIFE INSURANCE COMPANY.

3. At all times herein set forth, the Defendants’ products were being employed in the manner and for the purposes for which they were intended.

4. The Plaintiff’s exposure to and inhalation, ingestion or absorption of the asbestos fibers emanating from the above-mentioned products was completely foreseeable and could or should have been anticipated by the Defendants.

5. The Defendants knew or should have known that the asbestos fibers contained in their products had a toxic, poisonous, and highly deleterious effect upon the health of persons inhaling, ingesting or otherwise absorbing them.

6. That on or about April, 2002, Plaintiff first became aware that he had developed Mesothelioma, an asbestos-induced disease, and that said disease was wrongfully caused.

7. At all times herein relevant, the Defendants had a duty to exercise reasonable care and caution for the safety of the Plaintiff and others working with and around the products of the Defendants containing asbestos.

8. The Defendants failed to exercise ordinary care and caution for the safety of the Plaintiff in one or more of the following respects:

(a)	Included asbestos in their products, even though it was completely foreseeable and could or should have been anticipated that persons such as the Plaintiff working with or around them would inhale, ingest or otherwise absorb great amounts of that asbestos;

(b)	Included asbestos in their products when the Defendants knew or should have known that said asbestos fibers would have a toxic, poisonous and highly deleterious effect upon the health of persons inhaling, ingesting or otherwise absorbing them;

(c)	Included asbestos in their products when adequate substitutes for the asbestos in them was available;

(d)	Failed to provide any or adequate warnings to persons working with and around the products of the dangers of inhaling, ingesting or otherwise absorbing the asbestos fibers contained in them;

(e)	Failed to provide any or adequate instructions concerning the safe methods of working with and around the products, including specific instructions on how to avoid inhaling, ingesting or otherwise absorbing the asbestos fibers in them; and

(f)	Failed to conduct tests on the asbestos containing products manufactured, sold, delivered or installed by the Defendants in order to determine the hazards to which workers such as the Plaintiff might be exposed while working with the products.

9. That as a direct and proximate result of one or more of the foregoing acts or omissions on the part of the Defendants mentioned above, the Plaintiff was exposed to and inhaled, ingested or otherwise absorbed great amounts of asbestos fibers causing Plaintiff to develop the asbestos disease aforesaid, which has disabled and disfigured the Plaintiff; the Plaintiff has in the past and will in the future be compelled to expend and become liable for large sums of monies for hospital, medical and other health care services necessary for the treatment of his asbestos-induced disease and conditions; the Plaintiff has in the past and will in the future experience great physical pain and mental anguish as a result of the inhalation, ingestion and absorption of said asbestos fibers; that as a further result of his asbestos-induced disease and conditions, the Plaintiff has in the past and will in the future be hindered and prevented from pursuing his normal course of employment, thereby losing large sums of money which otherwise would have accrued to him.

WHEREFORE, Plaintiff prays judgment be entered against the Defendants for a sum in excess of FIFTY THOUSAND ($50,000.00) DOLLARS which will fairly and reasonably compensate for the Plaintiff’s injuries.

Respectfully submitted, Bert Vandermar, Plaintiff

COUNT II

(WILFUL AND WANTON COUNT

AS TO MANUFACTURERS OF ASBESTOS PRODUCTS)

Now comes the Plaintiff, BERT VANDERMAR, by his attorneys, Goldenberg, Miller, Heller & Antognoli, P.C., and for his cause of action against the Defendants, states:

1. - 7. Plaintiff repeats and re-alleges Paragraphs 1, 2, 3, 4, 5, 6 and 7 of Count I as and for Paragraphs 1, 2, 3, 4, 5, 6 and 7 of this Count II.

8. Defendants are guilty of one or more of the following acts or omissions amounting to wilful and wanton misconduct;

(a)	Intentionally or with a reckless disregard for the safety of

Plaintiff, included asbestos in their products, even though it was completely foreseeable and could or should have been anticipated that persons such as the Plaintiff working with or around them would inhale, ingest or otherwise absorb great amounts of that asbestos;

(b)	Intentionally or with a reckless disregard for the safety of Plaintiff, included asbestos in their products when the Defendants knew or should have known that said asbestos fibers would have a toxic, poisonous and highly deleterious effect upon the health of persons inhaling, ingesting or otherwise absorbing them;

(c)	Intentionally or with a reckless disregard for the safety of Plaintiff, included asbestos in the products when adequate substitutes for the asbestos in them was available;

(d)	Intentionally or with a reckless disregard for the safety of the Plaintiff, failed to provide any or adequate warnings to persons working with and around the products of the dangers of inhaling, ingesting or otherwise absorbing the asbestos fibers in them;

(e)	Intentionally or with a reckless disregard for the safety of the Plaintiff, failed to provide any or adequate instructions concerning the safe methods of working with and around the products, including specific instructions on how to avoid inhaling, ingesting or otherwise absorbing the asbestos fibers in them; and

(f)	Intentionally or with a reckless disregard for the safety of the Plaintiff, failed to conduct tests on the asbestos containing products manufactured, sold or delivered by the Defendants in order to determine the hazards to which workers such as the Plaintiff might be exposed while working with the products.

9. Plaintiff repeats and re-alleges Paragraph 9 of Count I as and for Paragraph 9 of this Count II.

WHEREFORE, Plaintiff prays that he be awarded, in addition to his compensatory damages, punitive and exemplary damages in an amount in excess of FIFTY THOUSAND ($50,000.00) DOLLARS.

Respectfully submitted, Bert Vandermar, Plaintiff

COUNT III

(CONSPIRACY AGAINST METROPOLITAN LIFE INSURANCE COMPANY)

Comes now the Plaintiff, BERT VANDERMAR, by and through his attorneys, Goldenberg, Miller, Heller & Antognoli, P.C., and for his cause of action against the Defendant, METROPOLITAN LIFE INSURANCE COMPANY, states:

1. Plaintiff repeats and re-alleges Paragraph 1 of Count I as and for Paragraph 1 of this Count III.

2. During the course of his employment, Plaintiff was exposed to and inhaled, ingested or otherwise absorbed large amounts of asbestos fibers emanating from certain products he was working with and around which were manufactured, sold or distributed by the Defendants named in Count I above.

3. The Defendants, including METROPOLITAN LIFE INSURANCE COMPANY, individually and as agents of one another and as co-conspirators, agreed and conspired among themselves and with other asbestos manufacturers, distributors, and trade organizations, to injure the Plaintiff in the following manner.

4. Beginning in the late 1920’s, the conspirators, Johns-Manville, Raybestos-Manhattan, Metropolitan Life Insurance Company, and others conducted research on asbestos-related health problems and as a result undertook a duty to inform the consuming public about any health risks that could be associated therewith. In approximately 1929, the conspirator, Metropolitan Life Insurance Company, through its agents and employees acting within the scope of their employment, notably Dr. Anthony J. Lanza, began an investigation of asbestos-related health hazards in the United States, by studying asbestos mines in Canada and on the Eastern seaboard of the United States. In 1935, this study was altered by Lanza, with the full knowledge of Metropolitan, at the request of and in concert with the asbestos industry, and the conspirators named herein in order wrongly to influence the United States Public Health Service, the United States medical community and various state legislatures, including the New Jersey Worker’s Compensation Commission. At all times mentioned herein, Metropolitan Life Insurance Company was the general medical, disability and life insurance carrier, both occupational and non-occupational, for the conspirators Johns-Manville in the U.S. and Canada, and Raybestos-Manhattan, as well as others in the industry.

5. Dr. Lanza’s omission of any citation to the significant English literature from his 1935 published report was a continuation of the policy of Metropolitan Life and its co-conspirators, to misrepresent and suppress relevant information about the seriousness of asbestosis disease, especially to asbestos industry employees and consumers of asbestos products.

6. The following conspirators were members of the trade association known as the Quebec Asbestos Mining Association (“Q.A.M.A.”); Johns-Manville Corporation, Carey Canada, individually and as successor to Quebec Asbestos Corporation, National Gypsum Company and Turner & Newall, individually and successor to Bell Asbestos. These conspirators, members of the

Q.A.M.A., participated in the above-described material misrepresentations of the work of Dr. Leroy Gardner published by Dr. Arthur Vorwald in the AMA Archives of Industrial Health in 1951. Evidence of the Q.A.M.A.’s involvement in this misrepresentation arises from co-conspirator Johns-Manville’s membership in the Q.A.M.A., as well as correspondence from co-conspirators dated 10/29/47, 11/26/47, 3/6/38, 10/15/48, 3/8/49, 3/21/51 and 9/6/50 and all indicating close monitoring of the editing process of Dr. Gardner’s work by Q.A.M.A.’s representative Mr. Ivan Sabourin, acting on behalf of all Q.A.M.A. members, and also acting in close concert with the Metropolitan Life Insurance Company and Dr. Anthony J. Lanza.

7. In addition to the above described actions, the conspirators, through their agent, Dr. Anthony J. Lanza of the Metropolitan Life Insurance Company, made a concerted effort to discredit and to terminate the studies and experiments of certain scientists who were developing data of profound importance for the area of public health in relation to the lung cancer hazard which in fact did exist for workers and bystanders in the asbestos industry.

8. Because of the above-described efforts of Dr. Lanza of Metropolitan Life, and the other co-conspirators, many other active scientists in the field of environmental cancer were driven out of their laboratories soon after describing their findings on cancer hazards of asbestos/industrial health origin. This included Dr. Gerritt Schepers, who had conducted in-patient studies in South Africa. (Lanza and Vandiver Brown suppressed the publication of Schepers work while Schepers was affiliated at New York

University.) These efforts wrongfully obstructed and confused the real asbestos hazard situation, and had a profound retarding effect on the evaluation of the truth in asbestos and asbestos-related health and cancer research.

9. In addition to all allegations above, the conspirators actively suppressed publications concerning asbestosis in the Asbestos Magazine, a trade magazine and important source of information to the public, and also to users of asbestos products, including users such as the Plaintiff herein. This magazine was read by sales and marketing personnel in the asbestos industry.

10. The acts of the defendant conspirators, as described above, constitute a fraudulent misrepresentation/concealment which proximately caused the injuries to the Plaintiff in the following manner:

A.	The material published or caused to be published by the conspirators was false and incomplete in that the Defendants knowingly and deliberately deleted references to the known health hazards of asbestos and asbestos-related products.

B.	The Defendants individually, as members of a conspiracy, and as agents of other co-conspirators, intended the publication of false and misleading reports, and/or the non-disclosure of documented reports of the health hazards of asbestos:

1.	To maintain a favorable atmosphere for the continued sale and distribution and use of asbestos and asbestos-related products;

2.	To assist in the continued pecuniary gain of the Defendants through the sale of asbestos products to an ignorant public;

3.	To influence in the Defendant’s favor legislation to regulate asbestos exposures and limit medical and disability claims for compensation;

4.	To provide a defense in lawsuits brought for injury resulting from asbestos disease;

5.	To prevent relevant medical inquiry about asbestos disease;

6.	To mislead the general public, and the Plaintiff herein, about the hazards associated with asbestos products; and

7.	To induce the Plaintiff to use and continue to use asbestos products.

C.	The Plaintiff reasonably relied upon the published medical and scientific data documenting the purported safety of asbestos and asbestos-related products, and the absence of published medical and scientific reports on the hazards of asbestos and asbestos-related products to asbestos because Plaintiff believed it to be safe.

D.	Defendants individually, and as members of a conspiracy, and as agents of other co-conspirators intended that the Plaintiff rely upon the published reports regarding the safety of asbestos and asbestos-related products and upon the absence of published medical and scientific data regarding the hazards of asbestos and asbestos-related products, to continue their exposure to those products.

E.

Defendants individually, and as members of a conspiracy, and as agents of other co-conspirators were in a position of superior knowledge regarding the health hazards of asbestos and therefore the Plaintiff and others deciding to use said asbestos-containing products to which

Plaintiff was exposed had a right to rely and did rely on the published reports commissioned by the Defendant regarding the health hazards of asbestos and the absence of published medical and scientific data regarding the hazards of asbestos and asbestos-related products.

F.	Plaintiff suffered injuries as a direct and proximate result of the acts alleged above.

11. As a direct and proximate result of Metropolitan Life’s intentional publication of deceptive and misleading medical data and information, as described in the preceding paragraphs, upon which data the Plaintiff reasonably relied, the Defendant caused asbestos and/or asbestos-containing products to be used by Plaintiff and Plaintiff has inhaled or otherwise ingested hazardous asbestos dust, and/or will inhale or ingest hazardous asbestos dust, resulting in injuries.

12. Additionally and alternatively, as a direct and proximate result of Metropolitan Life’s actions and omissions as described above, the Plaintiff was caused to remain ignorant concerning the danger of human exposure to asbestos, resulting in damage to the Plaintiff by depriving the Plaintiff, his agents, employees and the general public, of opportunities to be aware of the hazards of asbestos exposure, and thus the opportunity to take proper safety precautions and/or avoid exposure to asbestos dust. Because of this ignorance on the part of the Plaintiff, Metropolitan Life’s failure to warn, Metropolitan Life’s concealment from the Plaintiff of the alteration of its published test results, and the actions and omissions and concerted design and conspiracy of Metropolitan Life and others, all as described above, the Plaintiff was occupationally exposed to asbestos and/or asbestos-containing products used at his places of employment and has inhaled or otherwise ingested hazardous asbestos dust resulting in his developing Mesothelioma.

13. As a direct and proximate result of one or more of the foregoing acts or omissions on the part of Metropolitan Life, the Plaintiff was exposed to and inhaled, ingested or otherwise absorbed great amount of asbestos fibers causing Plaintiff to develop the asbestos disease aforesaid, which has disabled and disfigured the Plaintiff; the Plaintiff has in the past and will in the future be compelled to expend and become liable for large sums of monies for hospital, medical and other health care services necessary for the treatment of his asbestos-induced disease and conditions; the Plaintiff has in the past and will in the future experience great physical pain and mental anguish as a result of the inhalation, ingestion and absorption of said asbestos fibers; that as a further result of his asbestos-induced disease and conditions, the Plaintiff has in the past and will in the future be hindered and prevented from pursuing his normal course of employment, thereby losing large sums of money which otherwise would have accrued to him .

WHEREFORE, Plaintiff prays that he be awarded, in addition to his compensatory damages, punitive and exemplary damages in an amount in excess of FIFTY THOUSAND ($50,000.00) DOLLARS.

Respectfully Submitted, Bert Vandermar, Plaintiff

COUNT IV

NEGLIGENT SPOLIATION OF EVIDENCE

1. At a point in time prior to the commencement of this case, Defendants, BRAUER SUPPLY COMPANY, SPRINKMANN INSULATION, INC., SPRINKMANN SONS CORPORATION, SPRINKMANN SONS CORPORATION OF ILLINOIS and YOUNG INSULATION GROUP OF ST. LOUIS, had in their possession, custody and control certain documents and information relating to asbestos-containing products, which BRAUER SUPPLY COMPANY, SPRINKMANN INSULATION, INC., SPRINKMANN SONS CORPORATION, SPRINKMANN SONS CORPORATION OF ILLINOIS and YOUNG INSULATION GROUP OF ST. LOUIS sold, distributed and applied.

2. Upon information and belief, said documents and information were relevant to issues in this case, including, but not limited to: the identification of asbestos-containing products sold, distributed and applied by BRAUER SUPPLY COMPANY, SPRINKMANN INSULATION, INC., SPRINKMANN SONS CORPORATION, SPRINKMANN SONS CORPORATION OF ILLINOIS and YOUNG INSULATION GROUP OF ST. LOUIS the locations to, and at, which BRAUER SUPPLY COMPANY, SPRINKMANN INSULATION, INC., SPRINKMANN SONS CORPORATION, SPRINKMANN SONS CORPORATION OF ILLINOIS and YOUNG INSULATION GROUP OF ST. LOUIS sold, distributed and applied asbestos-containing products; the identity of the manufacturers and wholesale distributors of said products; and, BRAUER SUPPLY COMPANY, SPRINKMANN INSULATION, INC., SPRINKMANN SONS CORPORATION, SPRINKMANN SONS CORPORATION OF ILLINOIS and YOUNG INSULATION GROUP OF ST. LOUIS knowledge, notice and information regarding the hazards of asbestos and whether or not it was negligent.

3. It was foreseeable to a reasonable person/entity in the position of BRAUER SUPPLY COMPANY, SPRINKMANN INSULATION, INC., SPRINKMANN SONS CORPORATION, SPRINKMANN SONS CORPORATION OF ILLINOIS and YOUNG INSULATION GROUP OF ST. LOUIS that said documents and information constituted evidence, which was material to potential civil litigation-namely, asbestos litigation. BRAUER SUPPLY COMPANY, SPRINKMANN INSULATION, INC., SPRINKMANN SONS CORPORATION, SPRINKMANN SONS CORPORATION OF ILLINOIS and YOUNG INSULATION GROUP OF ST. LOUIS had a duty to maintain and preserve said documents and information because they knew or should have known that said documents and information were material evidence in potential asbestos litigation.

4. BRAUER SUPPLY COMPANY, SPRINKMANN INSULATION, INC., SPRINKMANN SONS CORPORATION, SPRINKMANN SONS CORPORATION OF ILLINOIS and YOUNG INSULATION GROUP OF ST. LOUIS breached their duty to preserve said material evidence by destroying and otherwise disposing of said documents and information, at a time when they knew or should have known that the same constituted material evidence in potential civil litigation.

5. As a direct and proximate result of BRAUER SUPPLY COMPANY, SPRINKMANN INSULATION, INC., SPRINKMANN SONS CORPORATION, SPRINKMANN SONS CORPORATION OF ILLINOIS and YOUNG INSULATION GROUP OF ST. LOUIS destruction and disposal of said material evidence, Plaintiff has been prejudiced and impaired in proving her claims against all potentially liable parties, including, but not limited to, BRAUER SUPPLY COMPANY, SPRINKMANN INSULATION, INC., SPRINKMANN SONS CORPORATION, SPRINKMANN SONS CORPORATION OF ILLINOIS and YOUNG INSULATION GROUP OF ST. LOUIS and, as a further result thereof, has been compelled to dismiss and/or compromise said claims against other Defendants.

6. As a result of this prejudice and impairment, Plaintiff has been caused to suffer damages in the form of impaired ability to recover against BRAUER SUPPLY COMPANY, SPRINKMANN INSULATION, INC., SPRINKMANN SONS CORPORATION, SPRINKMANN SONS CORPORATION OF

ILLINOIS and YOUNG INSULATION GROUP OF ST. LOUIS and lost of reduced compensation from potentially liable parties in this litigation.

WHEREFORE, Plaintiff prays this Court to enter judgement against Defendants, BRAUER SUPPLY COMPANY, SPRINKMANN INSULATION, INC., SPRINKMANN SONS CORPORATION, SPRINKMANN SONS CORPORATION OF ILLINOIS and YOUNG INSULATION GROUP OF ST. LOUIS, and to award compensatory damages in an amount to be proved at trial, but believed to exceed $50,000, and for such other and further relief that this Court deems appropriate.

COUNT V

WILLFUL AND WANTON SPOLIATION OF EVIDENCE

1. At a point in time prior to the commencement of this case Defendants, BRAUER SUPPLY COMPANY, SPRINKMANN INSULATION, INC., SPRINKMANN SONS CORPORATION, SPRINKMANN SONS CORPORATION OF ILLINOIS and YOUNG INSULATION GROUP OF ST. LOUIS, had in their possession, custody and control certain documents and information relating to asbestos-containing products, which BRAUER SUPPLY COMPANY, SPRINKMANN INSULATION, INC., SPRINKMANN SONS CORPORATION, SPRINKMANN SONS CORPORATION OF ILLINOIS and YOUNG INSULATION GROUP OF ST. LOUIS sold, distributed and applied.

2. Upon information and belief, said documents and information were relevant to issues in this case, including, but not limited to: the identification of asbestos-containing products sold distributed and applied by BRAUER SUPPLY COMPANY, SPRINKMANN INSULATION, INC., SPRINKMANN SONS CORPORATION, SPRINKMANN SONS CORPORATION OF ILLINOIS and YOUNG INSULATION GROUP OF ST. LOUIS the locations to, and at, which BRAUER SUPPLY COMPANY, SPRINKMANN INSULATION, INC., SPRINKMANN SONS CORPORATION, SPRINKMANN SONS

CORPORATION OF ILLINOIS and YOUNG INSULATION GROUP OF ST. LOUIS sold, distributed and applied asbestos-containing products; the identity of the manufacturers and wholesale distributors of said products; and, BRAUER SUPPLY COMPANY, SPRINKMANN INSULATION, INC., SPRINKMANN SONS CORPORATION, SPRINKMANN SONS CORPORATION OF ILLINOIS and YOUNG INSULATION GROUP OF ST. LOUIS knowledge, notice and information regarding the hazards of asbestos and whether or not it was negligent.

3. It was foreseeable to a reasonable person/entity in the position of BRAUER SUPPLY COMPANY, SPRINKMANN INSULATION, INC., SPRINKMANN SONS CORPORATION, SPRINKMANN SONS CORPORATION OF ILLINOIS and YOUNG INSULATION GROUP OF ST. LOUIS that said documents and information constituted evidence, which was material to potential civil litigation-namely, asbestos litigation. BRAUER SUPPLY COMPANY, SPRINKMANN INSULATION, INC., SPRINKMANN SONS CORPORATION, SPRINKMANN SONS CORPORATION OF ILLINOIS and YOUNG INSULATION GROUP OF ST. LOUIS had a duty to maintain and preserve said documents and information because they knew or should have known that said documents and information were material evidence in potential asbestos litigation.

4. BRAUER SUPPLY COMPANY, SPRINKMANN INSULATION, INC., SPRINKMANN SONS CORPORATION, SPRINKMANN SONS CORPORATION OF ILLINOIS and YOUNG INSULATION GROUP OF ST. LOUIS breached its duty to preserve said material evidence by destroying and otherwise deposing of said documents and information, at a time when it knew or should have known that the same constituted material evidence in potential civil litigation. In destroying and disposing of said material evidence, BRAUER SUPPLY COMPANY, SPRINKMANN INSULATION, INC., SPRINKMANN SONS CORPORATION, SPRINKMANN SONS CORPORATION OF

ILLINOIS and YOUNG INSULATION GROUP OF ST. LOUIS acted intentionally and/or in reckless disregard of its duty to preserve the same.

5. As a direct and proximate result of BRAUER SUPPLY COMPANY, SPRINKMANN INSULATION, INC., SPRINKMANN SONS CORPORATION, SPRINKMANN SONS CORPORATION OF ILLINOIS and YOUNG INSULATION GROUP OF ST. LOUIS destruction and disposal of said material evidence, Plaintiff has been prejudiced and impaired in proving his claims against all potentially liable parties, including, but not limited to, BRAUER SUPPLY COMPANY, SPRINKMANN INSULATION, INC., SPRINKMANN SONS CORPORATION, SPRINKMANN SONS CORPORATION OF ILLINOIS and YOUNG INSULATION GROUP OF ST. LOUIS and, as a further result thereof, has been compelled to dismiss and/or compromise said claims against other Defendants.

6. As a result of this prejudice and impairment, Plaintiff has been caused to suffer damages in the form of impaired ability to recover against BRAUER SUPPLY COMPANY, SPRINKMANN INSULATION, INC., SPRINKMANN SONS CORPORATION, SPRINKMANN SONS CORPORATION OF ILLINOIS and YOUNG INSULATION GROUP OF ST. LOUIS and lost or reduced compensation from potentially liable parties in this litigation.

WHEREFORE, Plaintiff prays this Court to enter judgement against Defendants BRAUER SUPPLY COMPANY, SPRINKMANN INSULATION, INC., SPRINKMANN SONS CORPORATION, SPRINKMANN SONS CORPORATION OF ILLINOIS and YOUNG INSULATION GROUP OF ST. LOUIS and to award: compensatory damages in an amount to be proved at trial, but believed to exceed $50,000,; punitive damages in an amount sufficient to punish BRAUER SUPPLY COMPANY, SPRINKMANN INSULATION, INC., SPRINKMANN SONS CORPORATION, SPRINKMANN SONS CORPORATION OF

ILLINOIS and YOUNG INSULATION GROUP OF ST. LOUIS for their misconduct and to deter similarly situated parties from committing like acts of misconduct in the future; and for such other and further relief that this Court deems appropriate.

Respectfully submitted, Bert Vandermar, Plaintiff

COUNT VI

(FRAUDULENT MISREPRESENTATION AGAINST PREMISES DEFENDANTS)

Comes now the Plaintiff, BERT VANDERMAR, by his attorneys, Goldenberg, Miller, Heller & Antognoli, P.C., and for his cause of action against Defendant, WESTERN ACADIA and WESTERN FELT WORKS, states as follows:

1. Plaintiff repeats and realleges Paragraph 1 of Count I as and for Paragraph 1 of this Count VI.

2. During the course of his employment at the location mentioned above, the Plaintiff was exposed to and inhaled, ingested or otherwise absorbed large amounts of asbestos fibers emanating from certain products he was working with and around, which products were supplied by Defendants.

3. Plaintiff was unaware of the dangers of the asbestos-containing products which rendered them unsafe for their intended use. At the time Plaintiff used or worked around these products, such use was in a manner that was reasonably anticipated by.

4. That on or about June 2002, Plaintiff first became aware that he had developed Mesothelioma, an asbestos-induced disease, and that said disease was wrongfully caused.

5. Defendants, through its officers and employees, knew or should have known at least by 1930 that asbestos-containing products which it supplied and which were used extensively throughout the facility, were a health hazard to people who worked with and around them, and in the alternative, had no positive proof that prolonged exposure to asbestos was safe. Notwithstanding this knowledge, these Defendants engaged in the following omissions or commissions:

(a) It deliberately, intentionally, wantonly and designedly furnished asbestos-containing products to Plaintiff for use in his duties at the facility;

(b) It deliberately, intentionally, wantonly and designedly failed to warn Plaintiff about the known dangers of asbestos exposure at the facility;

(c) It deliberately, intentionally, wantonly and designedly failed to inform Plaintiff of its known potentially hazardous work place as a result of asbestos exposure;

(d) It deliberately, intentionally, wantonly and designedly failed to replace the hazardous asbestos-containing products with asbestos substitutes which it knew or should have known by 1930 were available;

(e) It deliberately, intentionally, wantonly and designedly failed to abate or contain the unsafe work environment although it knew or should have known in the 1930s that containment and abatement were available;

(f) It deliberately, intentionally, wantonly and designedly made Plaintiff work in dangerous areas of the facility knowing that it posed a significant health hazard to people because of the friable and deteriorating condition of asbestos-containing products;

(g) It deliberately, intentionally, wantonly and designedly failed to restrict Plaintiff from working in dangerous areas of the facility which had been identified as posing a significant health hazard because of the friable or deteriorating condition of asbestos-containing products;

(h) It deliberately, intentionally, wantonly and designedly failed to provide any or adequate instructions concerning the safe methods of working with and around the products it supplied, including specific instructions on how to avoid inhaling, ingesting or otherwise absorbing the asbestos fibers;

(i) It deliberately, intentionally, wantonly and designedly failed to provide masks, respirators or other protective apparel to Plaintiff, thereby permitting Plaintiff to work around hazardous asbestos-containing material without protection; and

(j) It deliberately, intentionally, wantonly and designedly failed 1) to provide medical examinations (until the 1980s), 2) failed to determine past asbestos exposure of its employees and workers, and 3) failed to identify those trades that came into contact with asbestos-containing products it supplied.

6. In failing to act on each of these items as listed in Paragraph 5, both individually and collectively, these defendants deliberately, intentionally, wantonly and designedly engaged in conduct designed to actively conceal and suppress material facts knowing Plaintiff would rely on these facts to his detriment and cause him bodily harm.

7. In failing to act on each of these items as listed in Paragraph 5, both individually and collectively, Defendants through its silence deliberately, intentionally, wantonly and designedly engaged in false and deceptive conduct of a material nature, knowing or believing said conduct to be false and doing it for the purpose of inducing Plaintiff to continue to work at WESTERN ACADIA and WESTERN FELT WORKS causing him bodily harm. Plaintiff reasonably believed and relied on Defendant’s conduct to his detriment.

8. In failing to act on each of these items as listed in Paragraph 5, both individually and collectively, Defendants committed, commanded or expressly authorized the concealment of the known dangers of asbestos intending that the Plaintiff would rely on its silence and thereby inhale, ingest or otherwise absorb asbestos fibers and become injured.

9. Defendants undertook a duty to provide a safe work place for Plaintiff. Defendants knew that Plaintiff relied on it to provide a safe work place. In permitting and knowing that Plaintiff would rely on Defendant to provide a safe work place, the Defendants deliberately, intentionally, wantonly and designedly engaged in a false representation of a material fact, knowing it to be false and doing it for the purpose of inducing Plaintiff to continue to work at WESTERN ACADIA and WESTERN FELT WORKS. Plaintiff reasonably believed and relied on Defendant’s false representation to his detriment. By this conduct, the Defendants intended to cause bodily harm to Plaintiff.

10. As a proximate cause of each of the foregoing acts or omissions, active concealments and false representations, and intentional and wanton conduct, both individually and collectively, the Plaintiff was exposed to and inhaled, ingested or otherwise absorbed great amounts of asbestos fibers without his consent, causing Plaintiff to develop Mesothelioma; the Plaintiff has in the past and will in the future be compelled to expend and become liable for large sums of monies for hospital, medical and other health care services necessary for the treatment of his asbestos-induced disease and conditions; the Plaintiff has in the past and will in the future experience great physical pain and mental anguish as a result of the inhalation, ingestion and absorption of said asbestos fibers; and that as a further result of his asbestos-induced disease and conditions, the Plaintiff has in the past and will in the future be hindered and prevented from pursuing his normal course of employment, thereby losing large sums of money which otherwise would have accrued to him.

WHEREFORE, Plaintiff prays judgment be entered against the Defendant in a sum in excess of FIFTY THOUSAND ($50,000.00) DOLLARS for his economic damages which will fairly and reasonably compensate for the Plaintiff’s injuries.

Respectfully submitted, Bert Vandermar, Plaintiff

COUNT VII

(BATTERY AGAINST PREMISES DEFENDANTS)

Now comes the Plaintiff, BERT VANDERMAR, by his attorneys, Goldenberg, Miller, Heller & Antognoli, P.C., and for his cause of action against the Defendants, WESTERN ACADIA and WESTERN FELT WORKS, states as follows:

1. Plaintiff repeats and realleges Paragraph 1 of Count I as and for Paragraph 1 of this Count VII.

2. - 5. Plaintiff repeats and realleges Paragraphs 2, 3, 4 and 5 of Count IV as and for Paragraphs 2, 3, 4 and 5 of this Count VII.

6. In failing to act on each of these items as listed in Paragraph 5, both individually and collectively the Defendants, through their silence deliberately, intentionally, wantonly and designedly concealed the known dangers of asbestos, intending that Plaintiff would come in contact with asbestos and that asbestos fibers would become trapped in Plaintiff’s lungs without his consent.

7. In failing to act on each of these items as listed in Paragraph 5, both individually and collectively, the Defendants, through their silence deliberately, intentionally, wantonly and designedly engaged in a course of conduct intending that Plaintiff would inhale, ingest or otherwise absorb asbestos fibers and become injured.

8. In failing to act on each of these items as listed in Paragraph 5, both individually and collectively, the Defendants committed, commanded or expressly authorized the concealment of the known dangers of asbestos intending that the Plaintiff would come in contact with asbestos and inhale, ingest, or otherwise absorb asbestos fibers which would result in Plaintiff’s injury.

9. Plaintiff repeats and realleges Paragraph 10 of Count VI as and for Paragraph 9 of this Count VII.

WHEREFORE, Plaintiff prays judgment be entered against the Defendant for a sum in excess of FIFTY THOUSAND ($50,000.00) DOLLARS for his economic damages, which will fairly and reasonably compensate for the Plaintiff’s injuries.

Respectfully submitted, Bert Vandermar, Plaintiff

COUNT VIII

(NEGLIGENCE AGAINST PREMISES DEFENDANTS)

Now comes the Plaintiff, by his attorneys, Goldenberg, Miller, Heller & Antognoli, P.C., and for their cause of action against the Defendants, WESTERN ACADIA and WESTERN FELT WORKS, states as follows:

1. Plaintiff repeats and realleges Paragraph 1 of Count I as and for Paragraph 1 of this Count VIII.

2. - 4. Plaintiff repeats and realleges Paragraphs 2, 3, and 4 of Count VI as and for Paragraphs 2, 3, and 4 of this Count VIII.

5. The Defendants, through their officers and employees, knew or should have known at least by 1930 that asbestos-containing products which it supplied and which were used extensively throughout the facility, were a health hazard to people who worked with and around them, and in the alternative, had no positive proof that prolonged exposure to asbestos was safe.

6. The Defendants, as employers of Plaintiff, owed to Plaintiff a duty to provide a safe place to work and a duty to give Plaintiff timely notice of latent or concealed dangers which were known or should have been known by the Defendants.

7. Defendants breached its duties to Plaintiff by engaging in the following omissions or commissions:

(a) It negligently furnished asbestos-containing products to Plaintiff for use in his duties at the facility;

(b) It negligently failed to warn Plaintiff about the known dangers of asbestos exposure at the facility;

(c) It negligently failed to inform Plaintiff of its known potentially hazardous work place as a result of asbestos exposure;

(d) It negligently failed to replace the hazardous asbestos-containing products with asbestos substitutes which it knew or should have known by 1930 were available;

(e) It negligently failed to abate or contain the unsafe work environment although it knew or should have known in the 1930s that containment and abatement were available;

(f) It negligently made Plaintiff work in dangerous areas of the facility knowing that it posed a significant health hazard to people because of the friable and deteriorating condition of asbestos-containing products;

(g) It negligently failed to restrict Plaintiff from working in dangerous areas of the facility which had been identified as posing a significant health hazard because of the friable or deteriorating condition of asbestos-containing products;

(h) It negligently failed to provide any or adequate instructions concerning the safe methods of working with and around the products it supplied, including specific instructions on how to avoid inhaling, ingesting or otherwise absorbing the asbestos fibers;

(i) it negligently failed to provide masks, respirators or other protective apparel to Plaintiff, thereby permitting Plaintiff to work around hazardous asbestos-containing material without protection; and

(j) It negligently failed 1) to provide medical examinations (until the 1980s), 2) failed to determine past asbestos exposure of its employees and workers, and 3) failed to identify those trades that came into contact with asbestos-containing products it supplied.

8. Defendants undertook a duty to provide a safe work place for Plaintiff. Defendants knew that Plaintiff relied on it to provide a safe work place. In permitting and knowing that Plaintiff would rely on Defendant to provide a safe work place, the Defendants negligently engaged in a false representation of a material fact, knowing it to be false and doing it for the purpose of inducing Plaintiff to continue to work at WESTERN ACADIA and WESTERN FELT WORKS. Plaintiff reasonably believed and relied on Defendant’s representation to his detriment.

9. The breach by Defendants of its duties to Plaintiff were a direct and proximate cause of his development and contraction of an asbestos-related disease, including Mesothelioma, and resulted in damages more particularly described below.

10. As a direct and proximate cause of each of the foregoing negligent acts or omissions, both individually and collectively, the Plaintiff was exposed to and inhaled, ingested or otherwise absorbed great amounts of asbestos fibers without his consent, causing him to develop Mesothelioma; the Plaintiff has in the past and will in the future be compelled to expend and become liable for large sums of monies for hospital, medical and other health care services necessary for the treatment of his asbestos-induced disease and conditions; the Plaintiff has in the past and will in the future experience great physical pain and mental anguish as a result of the inhalation, ingestion and absorption of said asbestos fibers; and that as a further result of his asbestos-induced disease and conditions, the Plaintiff has in the past and will in the future be hindered and prevented from pursuing his normal course of employment, thereby losing large sums of money which otherwise would have accrued to him.

WHEREFORE, Plaintiff prays judgment be entered against the Defendant for a sum in excess of FIFTY THOUSAND ($50,000.00) DOLLARS for his economic damages, which will fairly and reasonably compensate for the Plaintiff’s injuries.

Respectfully submitted, Bert Vandermar, Plaintiff

COUNT IX

(WILFUL AND WANTON COUNT AGAINST PREMISES DEFENDANTS)

Now comes the Plaintiff, BERT VANDERMAR, by his attorneys, Goldenberg, Miller, Heller & Antognoli, P.C., and for his cause of action against the Defendants, WESTERN ACADIA and WESTERN FELT WORKS, states:

1. Plaintiff repeats and realleges Paragraph 1 of Count I as and for Paragraph 1 of this Count IX.

2. – 4. Plaintiff repeats and realleges Paragraphs 2, 3, and 4 of Count VI as and for Paragraphs 2, 3, and 4 of this Count IX.

5. Defendants, through its officers and employees, knew or should have known at least by 1930 that asbestos-containing products which it supplied and which were used extensively throughout the facility, were a health hazard to people who worked with and around them, and in the alternative, had no positive proof that prolonged exposure to asbestos was safe.

6. Defendants are guilty of one or more of the following acts or omissions amounting to wilful and wanton misconduct:

(a) It intentionally or with reckless disregard for the safety of Plaintiff, furnished asbestos-containing products to Plaintiff for use in his duties at the facility;

(b) It intentionally or with reckless disregard for the safety of Plaintiff, failed to warn Plaintiff about the known dangers of asbestos exposure at the facility;

(c) It intentionally or with a reckless disregard for the safety of Plaintiff, failed to inform Plaintiff of its known potentially hazardous work place as a result of asbestos exposure;

(d) It intentionally or with reckless disregard for the safety of Plaintiff, failed to replace the hazardous asbestos-containing products with asbestos substitutes which it knew or should have known by 1930 were available;

(e) It intentionally or with reckless disregard for the safety of Plaintiff, failed to abate or contain the unsafe work environment although it knew or should have known in the 1930s that containment and abatement were available;

(f) It intentionally or with reckless disregard for the safety of Plaintiff, made Plaintiff work in dangerous areas of the facility knowing that it posed a significant health hazard to people because of the friable and deteriorating condition of asbestos-containing products;

(g) It intentionally or with reckless disregard for the safety of Plaintiff, failed to restrict Plaintiff from working in dangerous areas of the facility which had been identified as posing a significant health hazard because of the friable or deteriorating condition of asbestos-containing products;

(h) It intentionally or with reckless disregard for the safety of Plaintiff, failed to provide any or adequate instructions concerning the safe methods of working with and around the products it supplied, including specific instructions on how to avoid inhaling, ingesting or otherwise absorbing the asbestos fibers;

(i) It intentionally or with reckless disregard for the safety of Plaintiff, failed to provide masks, respirators or other protective apparel to Plaintiff, thereby permitting Plaintiff to work around hazardous asbestos-containing material without protection; and

(j) It intentionally or with reckless disregard for the safety of Plaintiff, failed 1) to provide medical examinations (until the 1980s), 2) failed to determine past asbestos exposure of its employees and workers, and 3) failed to identify those trades that came into contact with asbestos-containing products it supplied.

7. In failing to act on each of these items as listed in Paragraph 6, both individually and collectively, Defendants intentionally or with reckless disregard for the safety of Plaintiff engaged in a course of conduct designed to actively conceal and suppress material facts knowing Plaintiff would rely on those facts to his detriment and cause him bodily harm.

8. In failing to act on each of these items as listed in Paragraph 6, both individually and collectively, the Defendants, through their silence, intentionally or with reckless disregard for the safety of Plaintiff, engaged in false and deceptive conduct of a material nature, knowing or believing said conduct to be false and doing it for the purpose of inducing Plaintiff to continue to work at its facility, causing him bodily harm. Plaintiff reasonably believed and relied on Defendant’s conduct to his detriment.

9. Plaintiff repeats and realleges Paragraph 10 of count VI as and for Paragraph 9 of this Count IX.

WHEREFORE, Plaintiff prays that he be awarded, in addition to his economic damages in excess of FIFTY THOUSAND ($50,000.00) DOLLARS, punitive and exemplary damages.

Respectfully submitted, Bert Vandermar, Plaintiff

GOLDENBERG, MILLER, HELLER & ANTOGNOLI, P.C.

By:

John J. Longos, #06192171 Randy L. Gori, #06257394 Attorneys for Plaintiff 2227 South State Route 157 Post Office Box 959 Edwardsville, IL 62025 Phone: (618) 656-5150